Exhibit 10.1

ARIZONA PUBLIC SERVICE COMPANY

(formerly Central Arizona Light and Power Company)

TO

THE BANK OF NEW YORK

As trustee under Central Arizona Light and
Power Company’s Mortgage and Deed
of Trust, Dated as of July 1, 1946.

Fifty-Eighth Supplemental Indenture

Dated as of April 1, 2003

This Mortgage covers real property,
personal property and chattels.

This instrument and the above-mentioned Mortgage and
Deed of Trust contain after-acquired property provisions.

FIFTY-EIGHTH SUPPLEMENTAL INDENTURE

_______________

Indenture, dated as of the 1st day of April, 2003, made and entered into by and between Arizona Public Service Company, a corporation of the State of Arizona, the principal place of business and mailing address of which is 400 North Fifth Street, Phoenix, Arizona 85004 (hereinafter sometimes called the Company), party of the first part, and The Bank of New York, a New York banking corporation, the mailing address of which is 385 Rifle Camp Road, 3rd Floor, West Paterson, New Jersey 07424 (hereinafter sometimes called the Trustee), party of the second part, as Trustee under the Mortgage and Deed of Trust, dated as of July 1, 1946 (hereinafter called the Mortgage), which Mortgage was executed and delivered by the Company under its former name, Central Arizona Light and Power Company, to secure the payment of bonds issued or to be issued under and in accordance with the provisions of the Mortgage, reference to which said Mortgage is hereby made, this Indenture (hereinafter called the Fifty-eighth Supplemental Indenture) being supplemental thereto;

Whereas, said Mortgage was recorded and filed in Counties in the State of Arizona as follows:

	Recorded as Real Mortgage			Filed and Abstracted as Chattel Mortgage
County	Date Recorded	Book or Docket	Page	Chattel Mortgage Book	Page
Apache	7-28-50	16	1	9	154
Cochise	2-3-53	80	28	19	292
Coconino	1-20-53	39	1	10	286
Gila	1-17-53	32	84	17	—
Graham	12-3-63	92	87	15	223
Maricopa	8-6-46	408	163	92	204
Mohave	11-13-57	28	68	12	13
Navajo	10-14-49	31	483	16	521
Pima	1-24-53	558	351	14	—
Pinal	10-25-52	68	31	12	591
Yavapai	8-7-46	79	1	12	223
Yuma	8-1-47	58	173	21	265

and in Counties in the State of New Mexico as follows:

McKinley	5-31-61	36	153	4	295
San Juan	1-31-61	472	140	(No. 72441 )

the copy recorded in Yuma County, Arizona also being effective for La Paz County, Arizona, formed on December 31, 1982; and copies of said Mortgage were filed with the office of the Bureau of Indian Affairs at Window Rock, Arizona, and with the Navajo Tribe of Indians at Window Rock, Arizona, and in the offices of the Secretary of State and the State Land Department of the State of Arizona (all the said counties and the said offices above referred to being herein referred to as “jurisdictions”); and

Whereas, by the Mortgage, the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the

Lien of the Mortgage any property thereafter acquired, made or constructed and intended to be subject to the Lien thereof; and

Whereas, the Company has executed and delivered to the Trustee fifty-seven indentures supplemental to the Mortgage (hereinafter respectively called the First through the Fifty-seventh Supplemental Indentures) dated as of December 1, 1947, April 1, 1949, February 1, 1950, December 1, 1950, February 1, 1953, November 1, 1953, March 1, 1954, October 1, 1957, March 1, 1959, November 1, 1961, June 1, 1962, December 1, 1962, September 1, 1963, September 1, 1967, April 1, 1970, March 15, 1972, April 1, 1974, February 15, 1975, June 1, 1975, November 15, 1975, April 15, 1977, January 15, 1978, March 1, 1979, October 15, 1979, May 15, 1980, February 2, 1982, April 15, 1982, July 1, 1983, October 15, 1983, June 15, 1984, January 15, 1985, May 1, 1985, June 1, 1985, November 1, 1985, January 15, 1986, March 1, 1986, May 1, 1986, February 1, 1987, June 1, 1987, November 15, 1987, April 1, 1989, February 15, 1990, May 15, 1990, April 15, 1991, December 15, 1991, January 15, 1992, March 1, 1992, June 15, 1992, February 1, 1993, August 1, 1993, August 1, 1993, September 15, 1993, March 1, 1994, November 15, 1996, April 1, 1997, November 1, 2002, and March 1, 2003, each of which has been or will be recorded or filed in, or a recording or filing is or will be effective with respect to, each jurisdiction referred to above; and

Whereas, in addition to the property described in the Mortgage, as heretofore supplemented and amended, the Company has acquired certain other property, rights and interests in property; and

Whereas, the Company has heretofore issued, in accordance with the provisions of the Mortgage, as heretofore supplemented and amended, bonds of a series entitled and designated First Mortgage Bonds, 2-3/4% Series due 1976 (hereinafter called the bonds of the First Series), in the aggregate principal amount of Eight Million Five Hundred Thousand Dollars ($8,500,000); bonds of a series entitled and designated First Mortgage Bonds, 3-1/8% Series due 1977 (hereinafter called the bonds of the Second Series), in the aggregate principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000); bonds of a series entitled and designated First Mortgage Bonds, 3% Series due 1979 (hereinafter called the bonds of the Third Series), in the aggregate principal amount of Four Million Dollars ($4,000,000); bonds of a series entitled and designated First Mortgage Bonds, 2-3/4% Series due 1980 (hereinafter called the bonds of the Fourth Series), in the aggregate principal amount of Five Million Dollars ($5,000,000); bonds of a series entitled and designated First Mortgage Bonds, 2-7/8% Series due 1980 (hereinafter called the bonds of the Fifth Series), in the aggregate principal amount of Six Million Dollars ($6,000,000); bonds of a series entitled and designated First Mortgage Bonds, 3-1/2% Series due 1983 (hereinafter called the bonds of the Sixth Series), in the aggregate principal amount of Fourteen Million Five Hundred Thousand Dollars ($14,500,000); bonds of a series entitled and designated First Mortgage Bonds, 3 1/2% Series due November 1, 1983 (hereinafter called the bonds of the Seventh Series), in the aggregate principal amount of Five Million Seven Hundred Twenty-three Thousand Dollars ($5,723,000); bonds of a series entitled and designated First Mortgage Bonds, 3-1/4% Series due 1984 (hereinafter called the bonds of the Eighth Series), in the aggregate principal amount of Fifteen Million Dollars ($15,000,000); bonds of a series entitled and designated First Mortgage Bonds, 5-1/8% Series due 1987 (hereinafter called the bonds of the Ninth Series), in the aggregate principal amount of Fifteen Million Dollars ($15,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.70% Series due 1989 (hereinafter called the bonds of the Tenth Series), in the aggregate principal amount of Twenty Million Dollars ($20,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.80% Series due 1991 (hereinafter called the bonds of the Eleventh Series), in the aggregate principal amount of Thirty-five Million Dollars ($35,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.45% Series due 1992 (hereinafter called the bonds of the Twelfth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.40% Series due 1992 (hereinafter called the bonds of the Thirteenth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 4.50% Series due 1993 (hereinafter called the bonds of the Fourteenth Series), in the aggregate principal amount of Fifteen Million Dollars ($15,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.25% Series due 1997 (hereinafter called the bonds of the Fifteenth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 8.50% Series due 1975 (hereinafter called the bonds of the Sixteenth Series), in the aggregate principal amount of Thirty Million Dollars ($30,000,000); bonds of a series entitled and designated First Mortgage Bonds, 7.45% Series due 2002 (hereinafter called the bonds of the Seventeenth Series), in the aggregate principal amount of Sixty Million Dollars ($60,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.20% Series due 2004 (hereinafter called the bonds of the Eighteenth Series), in the aggregate principal amount of Fifty Million Dollars ($50,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9.50% Series due 1982 (hereinafter called the bonds of the Nineteenth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9.80% Series due 1980 (hereinafter called the bonds of the Twentieth Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10.625% Series due 2000 (hereinafter called the bonds of the Twenty-first Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.45% Series A due 2007 (hereinafter called the bonds of the Twenty-second Series), in the aggregate principal amount of Thirteen Million Dollars ($13,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6.45% Series B due 2007 (hereinafter called the bonds of the Twenty-third Series), in the aggregate principal amount of Thirty Million Dollars ($30,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6% Series A due 2008 (hereinafter called the bonds of the Twenty-fourth Series), in the aggregate principal amount of Thirty-four Million Dollars ($34,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9.95% Series due 2004 (hereinafter called the bonds of the Twenty-fifth Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12-1/8% Series due 2009 (hereinafter called the bonds of the Twenty-sixth Series), in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12-7/8% Series due 2000 (hereinafter called the bonds of the Twenty-seventh Series), in the aggregate principal amount of One Hundred Eighty-five Million Dollars ($185,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10-3/8% Series due 1985 (hereinafter called the bonds of the Twenty-eighth Series), in the aggregate principal amount of Sixty Million Two Hundred Fifty Thousand Dollars ($60,250,000); bonds of a series entitled and designated First Mortgage Bonds, 16% Series due 1992 (hereinafter called the bonds of the Twenty-ninth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12-3/4% Series due 2013 (hereinafter called the bonds of the Thirtieth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 13-1/2% Series due 2013 (hereinafter called the bonds of the Thirty- first Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 15% Series due 1994 (hereinafter called the bonds of the Thirty-second Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 12% Series due 1995 (hereinafter called the bonds of the Thirty-third Series), in the aggregate principal amount of One Hundred Twenty- five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 13-1/4% Series due 2007 (hereinafter called the bonds of the Thirty-fourth Series), in the aggregate principal amount of Fifty Million Dollars ($50,000,000); bonds of a series entitled and designated First Mortgage Bonds, 11-1/2% Series due 2015 (hereinafter called the bonds of the Thirty-fifth Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 11-1/2% Series due November 1, 2015 (hereinafter called the bonds of the Thirty-sixth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 11% Series due 2016 (hereinafter called the bonds of the Thirty-seventh Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9-1/4% Series due 1996 (hereinafter called the bonds of the Thirty-eighth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9% Series due 1996 (hereinafter called the bonds of the Thirty-ninth Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9% Series due 2017 (hereinafter called the bonds of the Fortieth Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9-7/8% Series due 1997 (hereinafter called the bonds of the Forty-first Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10-3/4% Series due 2017 (hereinafter called the bonds of the Forty-second Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10-3/4% Series due 2019 (hereinafter called the bonds of the Forty-third Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10-1/4% Series due 2000 (hereinafter called the bonds of the Forty-fourth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 10 1/4% Series due 2020 (hereinafter called the bonds of the Forty-fifth Series), in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9-1/2% Series due 2021 (hereinafter called the bonds of the Forty-sixth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 9% Series due 2021 (hereinafter called the bonds of the Forty-seventh Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 7-1/8% Series due 1997, in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000), and bonds of a series entitled and designated First Mortgage Bonds, 8-3/4% Series due 2024, in the aggregate principal amount of One Hundred Seventy-five Million Dollars ($175,000,000) (hereinafter collectively called the bonds of the Forty-eighth Series); bonds of a series entitled and designated First Mortgage Bonds, 7-5/8% Series due 1998, in the aggregate principal amount of One Hundred Million Dollars ($100,000,000), and bonds of a series entitled and designated First Mortgage Bonds, 8-1/8% Series due 2002, in the aggregate principal amount of One Hundred Twenty-five Million Dollars ($125,000,000) (hereinafter collectively called the bonds of the Forty-ninth Series); bonds of a series entitled and designated First Mortgage Bonds, 7-5/8% Series due 1999 (hereinafter called the bonds of the Fiftieth Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 8% Series due 2025 (hereinafter called the bonds of the Fifty-first Series), in the aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000); bonds of a series entitled and designated First Mortgage Bonds, 7-1/4% Series due 2023 (hereinafter called the bonds of the Fifty-second Series), in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 5-7/8% Series due 2028 (hereinafter called bonds of the Fifty-third Series), in the aggregate principal amount of Twelve Million Eight Hundred Fifty Thousand Dollars ($12,850,000); bonds of a series entitled and designated First Mortgage Bonds, 5-7/8% Series due 2028 (hereinafter called bonds of the Fifty-fourth Series), in the aggregate principal amount of One Hundred Forty-one Million One Hundred Fifty Thousand Dollars ($141,150,000); bonds of a series entitled and designated First Mortgage Bonds, 5-1/2% Series due 2028 (hereinafter called bonds of the Fifty- fifth Series), in the aggregate principal amount of Twenty-five Million Dollars ($25,000,000); bonds of a series entitled and designated First Mortgage Bonds, 5-3/4% Series due 2000 (hereinafter called bonds of the Fifty-sixth Series) in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, 6-5/8% Series due 2004 (hereinafter called bonds of the Fifty-seventh Series) in the aggregate principal amount of One Hundred

Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, Senior Note Series A (hereinafter called bonds of the Fifty-eighth Series) in the aggregate principal amount of One Hundred Million Dollars ($100,000,000); bonds of a series entitled and designated First Mortgage Bonds, Senior Note Series B (hereinafter called bonds of the Fifth-ninth Series) in the aggregate principal amount of Fifty Million Dollars ($50,000,000); bonds of a series entitled and designated First Mortgage Bonds, Senior Note Series C (hereinafter called bonds of the Sixtieth Series) in the aggregate principal amount of Ninety Million Dollars ($90,000,000); and bonds of a series entitled and designated 1.70% First Mortgage Bonds, Maricopa 1994 Series C (hereinafter called bonds of the Sixty-first Series) in the aggregate principal amount of Fifty-seven Million Dollars ($57,000,000); and

Whereas, said The Bank of New York, by an instrument in writing, effective on the opening of business on September 29, 1995, succeeded to Bank of America National Trust and Savings Association as Trustee under the Mortgage; and, pursuant to Section 104 of the Mortgage, The Bank of New York is the successor Trustee under the Mortgage; and

Whereas, Section 8 of the Mortgage provides that the form of each series of bonds (other than bonds of the First Series) issued thereunder shall be established by Resolution of the Board of Directors of the Company and that the form of each series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof, and may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

Whereas, Section 120 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, or may establish the terms and provisions of any series of bonds other than said First Series, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the Lien of the Mortgage shall be situated; and

Whereas, the Company now desires to create a new series of bonds to be issued under and pursuant to the Mortgage in accordance with the provisions of Article VI thereof, and to add to its covenants and agreements contained in the Mortgage, as heretofore supplemented and amended, certain other covenants and agreements to be observed by it and to alter and amend in certain respects the covenants and provisions contained in the Mortgage, as heretofore supplemented and amended; and

WHEREAS, Maricopa County, Arizona Pollution Control Corporation (the “Issuer”) has issued Thirty-Five Million Dollars ($35,000,000) in aggregate principal amount of the Maricopa County, Arizona Pollution Control Corporation Pollution Control Revenue Refunding Bonds (Arizona Public Service Company Palo Verde Project) 1994 Series D (the “Maricopa Series D Bonds”); Thirty-Five Million Dollars ($35,000,000) in aggregate principal amount of the Maricopa County Arizona Pollution Control Corporation Pollution Control Revenue Refunding Bonds (Arizona Public Service Company Palo Verde Project) 1994 Series E (the “Maricopa Series E Bonds”); and Thirty-Six Million Nine Hundred Eighty Thousand Dollars ($36,980,000) in aggregate principal amount of the Maricopa County Arizona Pollution Control Corporation Pollution Control Revenue Refunding Bonds (Arizona Public Service Company Palo Verde Project) 1994 Series F (the “Maricopa Series F Bonds,” and together with the

Maricopa Series D Bonds and the Maricopa Series E Bonds, the “Maricopa Bonds”), pursuant to the Indenture of Trust dated as of May 1, 1994 (as amended from time to time, the “Maricopa Indenture”) between the Issuer and The Bank of New York, as trustee (together with its successors in such capacity, the “Maricopa Trustee”).  The Issuer loaned the proceeds of the Maricopa Bonds to the Company pursuant to the Loan Agreement dated as of May 1, 1994 between the Issuer and the Company (as amended from time to time, the “Loan Agreement”), and the Company agreed to make payments of principal, premium, if any, and interest on, and purchase price of, the Maricopa Bonds from time to time when due, to the extent that monies for such payments are not otherwise available pursuant to the terms of the Maricopa Indenture (the “Loan Agreement Payment Obligations”); and

Whereas, pursuant to the provisions of the Maricopa Indenture, the Maricopa Bonds will bear interest at a Term Rate (as defined in the Maricopa Indenture) during the period beginning April 8, 2003 and ending on April 5, 2004 or such earlier termination date as may occur pursuant to the terms of the Maricopa Indenture (the “Term Rate Period”); and

Whereas, in order to secure the Company’s Loan Agreement Payment Obligations to and including the hereinafter defined Termination Date, the Company desires to provide for the issuance under the Mortgage of three new series of bonds designated “1.75% First Mortgage Bonds, Maricopa 1994 Series D,” “1.75% First Mortgage Bonds, Maricopa 1994 Series E,” and “1.75% First Mortgage Bonds, Maricopa 1994 Series F,” having the same rate of interest, payment dates and redemption and tender provisions and in the same aggregate principal amount as the Maricopa Series D Bonds, the Maricopa Series E Bonds and the Maricopa Series F Bonds, respectively; and

Whereas, the execution and delivery by the Company of this Fifty-eighth Supplemental Indenture, and the terms of the bonds of the Sixty-second Series, the Sixty-third Series, and the Sixty-fourth Series hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors;

Now Therefore, This Indenture Witnesseth: That Arizona Public Service Company, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustee and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time heretofore, herewith or hereafter issued under the Mortgage, according to their tenor and effect, and the performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modifications made as in the Mortgage provided) and of said bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage and to the liens permitted by Section 36 of the Mortgage) unto The Bank of New York, as Trustee under the Mortgage, and to its successor or successors in said trust, and to said Trustee and its successors and assigns forever, all the properties of the Company described in the Mortgage, as heretofore supplemented and amended (except any properties which have been released from the Lien of the Mortgage), and all the properties specifically described in Article VII hereof.

Also all other property, real, personal and mixed, of the kind or nature specifically mentioned in Article VII hereof or of any other kind or nature (except any herein or in the Mortgage, as heretofore supplemented and amended, expressly excepted and except any which may not lawfully be mortgaged or pledged hereunder), now owned or, subject to the provisions of subsection (I) of Section 87 of the Mortgage, hereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) and wheresoever situated, including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in this Fifty-eighth Supplemental Indenture) all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts, and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, water systems, steam heat and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and equipment thereof; all machinery, engines, boilers, dynamos, electric, gas and other machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture and chattels; all franchises, consents or permits; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to public or private property, real or personal, or the occupancy of such property and (except as herein or in the Mortgage, as heretofore supplemented and amended, expressly excepted) all the right, title and interest the Company may now have or hereafter acquire in and to any and all property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented and amended, described.

Together with all and singular the tenements, hereditaments, prescriptions, servitudes and appurtenances belonging or in anywise appertaining to the aforementioned property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforementioned property and franchises and every part and parcel thereof.

It Is Hereby Agreed by the Company that, subject to the provisions of subsection (I) of Section 87 of the Mortgage and to the extent permitted by law, all the property, rights and franchises acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) after the date hereof, except any herein or in the Mortgage, as heretofore supplemented and amended, expressly excepted, shall be and are as fully granted and conveyed hereby and as fully embraced within the lien hereof and the Lien of the Mortgage as if such property, rights and franchises were now owned by the Company and were specifically described herein and conveyed hereby.

Provided that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of this Fifty-eighth Supplemental Indenture and from the Lien and operation of the Mortgage, viz.: (1) cash, shares of stock, bonds, notes and other obligations and other securities not hereafter specifically pledged, paid, deposited, delivered or held under the Mortgage or covenanted so to be; (2) merchandise, equipment, apparatus, materials or supplies held for the purpose of sale or other disposition in the usual course of business; fuel, oil and similar materials and supplies consumable in the operation of any of the properties of the Company; construction equipment acquired for temporary use; all aircraft, tractors, rolling stock, trolley coaches, buses, motor coaches, automobiles, motor trucks and other vehicles and materials and supplies held for the purpose of repairing or replacing (in whole or part) any of the same; all timber, minerals, mineral rights and royalties and all Natural Gas and Oil Production Property, as defined in Section 4 of the Mortgage; (3) bills, notes and accounts receivable, judgments, demands and chooses in action, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) the last day of the term of any lease or leasehold which may be or become subject to the Lien of the Mortgage; (5) electric energy, gas, steam, ice and other materials or products generated, manufactured, produced, purchased or acquired by the Company for sale, distribution or use in the ordinary course of its business; and (6) the Company’s franchise to be a corporation; provided, however, that the property and rights expressly excepted from the Lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage by reason of the occurrence of a Default as defined in Section 65 thereof.

To Have and to Hold all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto The Bank of New York, the Trustee, and its successors and assigns forever.

In Trust Nevertheless, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as supplemented and amended.

And It Is Hereby Covenanted by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage, as supplemented and amended, shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage and had been specifically and at length described in and conveyed to said Trustee by the Mortgage as a part of the property therein stated to be conveyed.

The Company further covenants and agrees to and with the Trustee and its successors in said trust under the Mortgage, as follows:

ARTICLE I.

Sixty-Second Series of Bonds.

Section 1.                                There shall be a series of bonds designated “1.75% First Mortgage Bonds, Maricopa 1994 Series D” (hereinafter sometimes referred to as the “Sixty-second Series” or “Bonds of the Sixty-second Series” or the “Series D First Mortgage Bonds”), limited to the aggregate principal amount of $35,000,000, each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter specified in this Supplemental Indenture.  Bonds of the Sixty-second Series shall be dated as provided in Section 10 of the Mortgage; shall be issued as a single fully registered bond, and shall be registered in the name of the Maricopa Trustee; shall evidence, secure and provide for the payment of the Company’s Loan Agreement Payment Obligations relating to the Maricopa Series D Bonds; and shall be payable on each date provided in or pursuant to the Maricopa Indenture for the payment of principal (whether upon redemption or acceleration) of, and interest on, the Maricopa Series D Bonds, until the principal of and interest on the Maricopa Series D Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Maricopa Indenture, in the amount then payable as principal and interest upon the Maricopa Series D Bonds; and on each date provided in or pursuant to the Maricopa Indenture for the payment of the purchase price of the Maricopa Series D Bonds tendered for purchase in accordance with Section 2.01(d) or Section 2.01(e) of the Maricopa Indenture, in the amount then payable as such purchase price of the tendered Maricopa Series D Bonds, to the extent proceeds of the remarketing of such tendered Maricopa Series D Bonds are insufficient to pay the purchase price thereof; provided, however, that the Series D First Mortgage Bonds shall terminate and expire and shall be of no further force and effect at 5:00 p.m. Eastern Standard Time on the Termination Date (defined below).  The principal and purchase price of and interest on the Series D First Mortgage Bonds shall be payable by the Company to the Maricopa Trustee, as pledgee and assignee of the Issuer, in accordance with the requirements of the Maricopa Indenture.  All payments by the Company on the Series D First Mortgage Bonds shall be made on or prior to the due date thereof.

The Bonds of the Sixty-second Series will terminate and expire, and be of no further force and effect, at 5:00 p.m. Eastern Standard Time on the earlier of:  (1)  the effective date of the first Rate Period (as defined in the Maricopa Indenture) immediately following the Term Rate Period and (2)  the first date during or after the Term Rate Period on which the Maricopa Series D Bonds are subject to mandatory tender pursuant to Section 2.01(e) of the Maricopa Indenture, in each case, as long as tendering holders of Maricopa Series D Bonds have been paid the purchase price for the Maricopa Series D Bonds pursuant to any optional or mandatory tender occurring on the Termination Date and the Company is not otherwise in default in its Loan Agreement Payment Obligations under Section 4.2 of the Loan Agreement on such date.  In the event that on the date specified in clause (1) or (2) of the immediately preceding sentence, tendering holders of Maricopa Series D Bonds have not been paid the purchase price for tendered Maricopa Series D Bonds or the Company is otherwise in default in such Loan Agreement Payment Obligations, the Series D First Mortgage Bonds will terminate and expire on the first date thereafter on which such payment obligations have been satisfied.  Such date of termination and expiration of the Series D First Mortgage Bonds is herein referred to as the “Termination Date.”

The Company shall have no obligation to make payments with respect to the Series D First Mortgage Bonds unless and until, and only to the extent that, payments shall be due and payable on the Maricopa Series D Bonds to and including the Termination Date.  Any provision hereof to the contrary notwithstanding, the Company shall receive a credit against its obligation to make any payment of interest on the Series D First Mortgage Bonds in an amount equal to the amount, if any, held by the Maricopa Trustee under the Maricopa Indenture on deposit in the Bond Fund (as defined in the Maricopa Indenture) and available to make the corresponding payment on the Maricopa Series D Bonds.  In addition, the Company shall receive a credit against its obligation to make any payment of principal or purchase price of the Series D First Mortgage Bonds, whether upon redemption, acceleration or tender of the Maricopa Series D Bonds or otherwise, in an amount equal to the amount, if any, held by the Maricopa Trustee under the Maricopa Indenture on deposit in said Bond Fund and available to make the corresponding payment on the Maricopa Series D Bonds.

The Company covenants and agrees that, prior to the Termination Date, it will not take any action (except as described herein or as contemplated in the Maricopa Indenture or the Loan Agreement) that would cause the outstanding principal amount of the Bonds of the Sixty-second Series to be less than the outstanding principal amount of the Maricopa Series D Bonds.

Section 2.                                Upon payment of the principal of and interest due on the Maricopa Series D Bonds, whether by acceleration or otherwise, or upon provision for the payment thereof having been made in accordance with the Maricopa Indenture, whether with payments made pursuant to the Series D First Mortgage Bonds or with other funds available for such payment, Series D First Mortgage Bonds in a principal amount equal to the principal amount of Maricopa Series D Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Series D First Mortgage Bonds shall be surrendered to and cancelled by the Trustee.  The Company will issue and the Trustee will authenticate a new Series D First Mortgage Bond for the unpaid portion thereof.

Section 3.                                Bonds of the Sixty-second Series shall be held by the Maricopa Trustee and shall not be transferable except to its permitted successors and assigns under the Maricopa Indenture.  The Maricopa Trustee, as the holder of the Series D First Mortgage Bonds, shall attend meetings of bondholders under the Mortgage or deliver its proxy in connection therewith.  Either at such meeting, or otherwise when the consent of the holders of the Series D First Mortgage Bonds is sought without a meeting, the Maricopa Trustee shall vote as the holder of the Series D First Mortgage Bonds, or shall consent with respect thereto; provided, however, that the Maricopa Trustee shall not vote in favor of, or consent to, any modification of the Mortgage which is correlative to a modification of the Maricopa Indenture or the Loan Agreement which would require the approval of owners of Maricopa Series D Bonds without the approval of the owners of Maricopa Series D Bonds and other bonds issued under the Maricopa Indenture which would be required for such correlative modification of such Maricopa Indenture or Loan Agreement.

ARTICLE II.

Sixty-Third Series of Bonds.

Section 4.                                There shall be a series of bonds designated “1.75% First Mortgage Bonds, Maricopa 1994 Series E” (hereinafter sometimes referred to as the “Sixty-third Series” or “Bonds of the Sixty-third Series” or the “Series E First Mortgage Bonds”), limited to the aggregate principal amount of $35,000,000, each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter specified in this Supplemental Indenture.  Bonds of the Sixty-third Series shall be dated as provided in Section 10 of the Mortgage; shall be issued as a single fully registered bond, and shall be registered in the name of the Maricopa Trustee; shall evidence, secure and provide for the payment of the Company’s Loan Agreement Payment Obligations relating to the Maricopa Series E Bonds; and shall be payable on each date provided in or pursuant to the Maricopa Indenture for the payment of principal (whether upon redemption or acceleration) of, and interest on, the Maricopa Series E Bonds, until the principal of and interest on the Maricopa Series E Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Maricopa Indenture, in the amount then payable as principal and interest upon the Maricopa Series E Bonds; and on each date provided in or pursuant to the Maricopa Indenture for the payment of the purchase price of the Maricopa Series E Bonds tendered for purchase in accordance with Section 2.01(d) or Section 2.01(e) of the Maricopa Indenture, in the amount then payable as such purchase price of the tendered Maricopa Series E Bonds, to the extent proceeds of the remarketing of such tendered Maricopa Series E Bonds are insufficient to pay the purchase price thereof; provided, however, that the Series E First Mortgage Bonds shall terminate and expire and shall be of no further force and effect at 5:00 p.m. Eastern Standard Time on the Termination Date (defined below).  The principal and purchase price of and interest on the Series E First Mortgage Bonds shall be payable by the Company to the Maricopa Trustee, as pledgee and assignee of the Issuer, in accordance with the requirements of the Maricopa Indenture.  All payments by the Company on the Series E First Mortgage Bonds shall be made on or prior to the due date thereof.

The Bonds of the Sixty-third Series will terminate and expire, and be of no further force and effect, at 5:00 p.m. Eastern Standard Time on the earlier of:  (1) the effective date of the first Rate Period (as defined in the Maricopa Indenture) immediately following the Term Rate Period and (2) the first date during or after the Term Rate Period on which the Maricopa Series E Bonds are subject to mandatory tender pursuant to Section 2.01(e) of the Maricopa Indenture, in each case, as long as tendering holders of Maricopa Series E Bonds have been paid the purchase price for the Maricopa Series E Bonds pursuant to any optional or mandatory tender occurring on the Termination Date and the Company is not otherwise in default in its Loan Agreement Payment Obligations under Section 4.2 of the Loan Agreement on such date.  In the event that on the date specified in clause (1) or (2) of the immediately preceding sentence, tendering holders of Maricopa Series E Bonds have not been paid the purchase price for tendered Maricopa Series E Bonds or the Company is otherwise in default in such Loan Agreement Payment Obligations, the Series E First Mortgage Bonds will terminate and expire on the first date thereafter on which such payment obligations have been satisfied.  Such date of termination and expiration of the Series E First Mortgage Bonds is herein referred to as the “Termination Date.”

The Company shall have no obligation to make payments with respect to the Series E First Mortgage Bonds unless and until, and only to the extent that, payments shall be due and payable on the Maricopa Series E Bonds to and including the Termination Date.  Any provision hereof to the contrary notwithstanding, the Company shall receive a credit against its obligation to make any payment of interest on the Series E First Mortgage Bonds in an amount equal to the amount, if any, held by the Maricopa Trustee under the Maricopa Indenture on deposit in the Bond Fund (as defined in the Maricopa Indenture) and available to make the corresponding payment on the Maricopa Series E Bonds.  In addition, the Company shall receive a credit against its obligation to make any payment of principal or purchase price of the Series E First Mortgage Bonds, whether upon redemption, acceleration or tender of the Maricopa Series E Bonds or otherwise, in an amount equal to the amount, if any, held by the Maricopa Trustee under the Maricopa Indenture on deposit in said Bond Fund and available to make the corresponding payment on the Maricopa Series E Bonds.

The Company covenants and agrees that, prior to the Termination Date, it will not take any action (except as described herein or as contemplated in the Maricopa Indenture or the Loan Agreement) that would cause the outstanding principal amount of the Bonds of the Sixty-third Series to be less than the outstanding principal amount of the Maricopa Series E Bonds.

Section 5.                                Upon payment of the principal of and interest due on the Maricopa Series E Bonds, whether by acceleration or otherwise, or upon provision for the payment thereof having been made in accordance with the Maricopa Indenture, whether with payments made pursuant to the Series E First Mortgage Bonds or with other funds available for such payment, Series E First Mortgage Bonds in a principal amount equal to the principal amount of Maricopa Series E Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Series E First Mortgage Bonds shall be surrendered to and cancelled by the Trustee.  The Company will issue and the Trustee will authenticate a new Series E First Mortgage Bond for the unpaid portion thereof.

Section 6.                                Bonds of the Sixty-third Series shall be held by the Maricopa Trustee and shall not be transferable except to its permitted successors and assigns under the Maricopa Indenture.  The Maricopa Trustee, as the holder of the Series E First Mortgage Bonds, shall attend meetings of bondholders under the Mortgage or deliver its proxy in connection therewith.  Either at such meeting, or otherwise when the consent of the holders of the Series E First Mortgage Bonds is sought without a meeting, the Maricopa Trustee shall vote as the holder of the Series E First Mortgage Bonds, or shall consent with respect thereto; provided, however, that the Maricopa Trustee shall not vote in favor of, or consent to, any modification of the Mortgage which is correlative to a modification of the Maricopa Indenture or the Loan Agreement which would require the approval of owners of Maricopa Series E Bonds without the approval of the owners of Maricopa Series E Bonds and other bonds issued under the Maricopa Indenture which would be required for such correlative modification of such Maricopa Indenture or Loan Agreement.

ARTICLE III.

Sixty-Fourth Series of Bonds.

Section 7.                                There shall be a series of bonds designated “1.75% First Mortgage Bonds, Maricopa 1994 Series F” (hereinafter sometimes referred to as the “Sixty-fourth Series” or “Bonds of the Sixty-fourth Series” or the “Series F First Mortgage Bonds”; and together with the Series D First Mortgage Bonds and the Series E First Mortgage Bonds, the “Bonds”), limited to the aggregate principal amount of $36,980,000, each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which shall be established by Resolution of the Board of Directors of the Company, shall contain suitable provisions with respect to the matters hereinafter specified in this Supplemental Indenture.  Bonds of the Sixty-fourth Series shall be dated as provided in Section 10 of the Mortgage; shall be issued as a single fully registered bond, and shall be registered in the name of the Maricopa Trustee; shall evidence, secure and provide for the payment of the Company’s Loan Agreement Payment Obligations relating to the Maricopa Series F Bonds; and shall be payable on each date provided in or pursuant to the Maricopa Indenture for the payment of principal (whether upon redemption or acceleration) of, and interest on, the Maricopa Series F Bonds, until the principal of and interest on the Maricopa Series F Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Maricopa Indenture, in the amount then payable as principal and interest upon the Maricopa Series F Bonds; and on each date provided in or pursuant to the Maricopa Indenture for the payment of the purchase price of the Maricopa Series F Bonds tendered for purchase in accordance with Section 2.01(d) or Section 2.01(e) of the Maricopa Indenture, in the amount then payable as such purchase price of the tendered Maricopa Series F Bonds, to the extent proceeds of the remarketing of such tendered Maricopa Series F Bonds are insufficient to pay the purchase price thereof; provided, however, that the Series F First Mortgage Bonds shall terminate and expire and shall be of no further force and effect at 5:00 p.m. Eastern Standard Time on the Termination Date (defined below).  The principal and purchase price of and interest on the Series F First Mortgage Bonds shall be payable by the Company to the Maricopa Trustee, as pledgee and assignee of the Issuer, in accordance with the requirements of the Maricopa Indenture.  All payments by the Company on the Series F First Mortgage Bonds shall be made on or prior to the due date thereof.

The Bonds of the Sixty-fourth Series will terminate and expire, and be of no further force and effect, at 5:00 p.m. Eastern Standard Time on the earlier of:  (1) the effective date of the first Rate Period (as defined in the Maricopa Indenture) immediately following the Term Rate Period and (2) the first date during or after the Term Rate Period on which the Maricopa Series F Bonds are subject to mandatory tender pursuant to Section 2.01(e) of the Maricopa Indenture, in each case, as long as tendering holders of Maricopa Series F Bonds have been paid the purchase price for the Maricopa Series F Bonds pursuant to any optional or mandatory tender occurring on the Termination Date and the Company is not otherwise in default in its Loan Agreement Payment Obligations under Section 4.2 of the Loan Agreement on such date.  In the event that on the date specified in clause (1) or (2) of the immediately preceding sentence, tendering holders of Maricopa Series F Bonds have not been paid the purchase price for tendered Maricopa Series F Bonds or the Company is otherwise in default in such Loan Agreement Payment Obligations, the Series F First Mortgage Bonds will terminate and expire on the first date thereafter on which such payment obligations have been satisfied.  Such date of termination and expiration of the Series F First Mortgage Bonds is herein referred to as the “Termination Date.”

The Company shall have no obligation to make payments with respect to the Series F First Mortgage Bonds unless and until, and only to the extent that, payments shall be due and payable on the Maricopa Series F Bonds to and including the Termination Date.  Any provision hereof to the contrary notwithstanding, the Company shall receive a credit against its obligation to make any payment of interest on the Series F First Mortgage Bonds in an amount equal to the amount, if any, held by the Maricopa Trustee under the Maricopa Indenture on deposit in the Bond Fund (as defined in the Maricopa Indenture)

and available to make the corresponding payment on the Maricopa Series F Bonds.  In addition, the Company shall receive a credit against its obligation to make any payment of principal or purchase price of the Series F First Mortgage Bonds, whether upon redemption, acceleration or tender of the Maricopa Series F Bonds or otherwise, in an amount equal to the amount, if any, held by the Maricopa Trustee under the Maricopa Indenture on deposit in said Bond Fund and available to make the corresponding payment on the Maricopa Series F Bonds.

The Company covenants and agrees that, prior to the Termination Date, it will not take any action (except as described herein or as contemplated in the Maricopa Indenture or the Loan Agreement) that would cause the outstanding principal amount of the Bonds of the Sixty-fourth Series to be less than the outstanding principal amount of the Maricopa Series F Bonds.

Section 8.                                Upon payment of the principal of and interest due on the Maricopa Series F Bonds, whether by acceleration or otherwise, or upon provision for the payment thereof having been made in accordance with the Maricopa Indenture, whether with payments made pursuant to the Series F First Mortgage Bonds or with other funds available for such payment, Series F First Mortgage Bonds in a principal amount equal to the principal amount of Maricopa Series F Bonds so paid or for which such provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Series F First Mortgage Bonds shall be surrendered to and cancelled by the Trustee.  The Company will issue and the Trustee will authenticate a new Series F First Mortgage Bond for the unpaid portion thereof.

Section 9.                                Bonds of the Sixty-fourth Series shall be held by the Maricopa Trustee and shall not be transferable except to its permitted successors and assigns under the Maricopa Indenture.  The Maricopa Trustee, as the holder of the Series F First Mortgage Bonds, shall attend meetings of bondholders under the Mortgage or deliver its proxy in connection therewith.  Either at such meeting, or otherwise when the consent of the holders of the Series F First Mortgage Bonds is sought without a meeting, the Maricopa Trustee shall vote as the holder of the Series F First Mortgage Bonds, or shall consent with respect thereto; provided, however, that the Maricopa Trustee shall not vote in favor of, or consent to, any modification of the Mortgage which is correlative to a modification of the Maricopa Indenture or the Loan Agreement which would require the approval of owners of Maricopa Series F Bonds without the approval of the owners of Maricopa Series F Bonds and other bonds issued under the Maricopa Indenture which would be required for such correlative modification of such Maricopa Indenture or Loan Agreement.

ARTICLE IV.

Redemption of Bonds And Other Provisions

The Series D First Mortgage Bonds, the Series E First Mortgage Bonds, and the Series F First Mortgage Bonds shall be redeemed, in whole or in part, from time to time, on the date on which a corresponding principal amount of Maricopa Series D Bonds, Maricopa Series E Bonds, and Maricopa Series F Bonds, respectively, is redeemed as provided in the Maricopa Indenture, upon the Maricopa Trustee’s notification of the Trustee of such redemption, at a redemption price equal to the redemption price of such Maricopa Bonds being so redeemed.  Any such notice shall be received by the Trustee no later than 5 days prior to any redemption date fixed for the Bonds to be redeemed and shall specify the principal amount of such Bonds to be redeemed, the redemption date, and the amount of accrued interest to be paid thereon.  The Company shall deposit in trust with the Trustee on or prior to the redemption date an amount of money sufficient to pay the principal amount plus accrued interest, if any, on the Bonds to be redeemed.  Upon presentation to the Trustee of any Bonds by the Maricopa Trustee for payment under this Article II, such Bonds so presented shall be redeemed and paid in full to the extent so redeemed.  In the event of redemption of the Bonds in part only, a new bond of the Sixty-second Series, the Sixty-third

Series, or the Sixty-fourth Series, as the case may be, and of like tenor for the unredeemed portion thereof will be issued in the name of the Maricopa Trustee upon the cancellation of the then existing Bond.

Redemption of the Bonds shall be effected, without further notice by the Company to the Trustee, by the payment by the Company of the applicable redemption price specified in this Article II at the place specified for payment of principal of and interest on such bonds.

In the event the principal of all Maricopa Series D Bonds, Maricopa Series E Bonds, or Maricopa Series F Bonds is declared due and payable pursuant to the Maricopa Indenture, upon the filing with the Trustee of a written demand for the acceleration of the payment of principal of all Series D First Mortgage Bonds, Series E First Mortgage Bonds or Series F First Mortgage Bonds, as the case may be, the payment of principal on all such Series D First Mortgage Bonds, Series E First Mortgage Bonds, or Series F First Mortgage Bonds shall become immediately due and payable.

The Bonds will not be subject to prepayment or redemption prior to maturity except as provided herein, notwithstanding the provisions of Section 39, Section 64 or Section 87 of the Mortgage, or with “Proceeds of Released Property,” as defined in the Mortgage.

The Company hereby covenants and agrees that until the Termination Date, it will not consolidate with or merge into any other corporation, or convey or transfer, subject to the Lien of the Indenture, all or substantially all of the Mortgaged and Pledged Property as an entirety.

The Bonds will not be subject to any sinking fund.

ARTICLE V.

Replacement Fund Provisions — Other Related Provisions
of the Mortgage — Dividend Covenant — Record Dates —
Authenticating Agent.

Section 10.                          The Company covenants that the provisions of Section 39 of the Mortgage, which were to remain in effect so long as any bonds of the First Series remained Outstanding, shall remain in full force and effect so long as any bonds of the Sixty-second Series, the Sixty-third Series or the Sixty-fourth Series are Outstanding.

Clause (d) of subsection (II) of Section 4 of the Mortgage, as heretofore amended, clause (6) and clause (e) of Section 5 of the Mortgage, as heretofore amended, and Section 29 of the Mortgage, as heretofore amended, are hereby further amended by inserting therein the words “and Sixty-second Series, and Sixty-third Series and Sixty-fourth Series” after the words “bonds of the First Series and Second Series and Third Series and Fourth Series and Fifth Series and Sixth Series and Seventh Series and Eighth Series and Ninth Series and Tenth Series and Eleventh Series and Twelfth Series and Thirteenth Series and Fourteenth Series and Fifteenth Series and Sixteenth Series and Seventeenth Series and Eighteenth Series and Nineteenth Series and Twentieth Series and Twenty-first Series and Twenty-second Series and Twenty-third Series and Twenty-fourth Series and Twenty- fifth Series and Twenty-sixth Series and Twenty-seventh Series and Twenty- eighth Series and Twenty-ninth Series and Thirtieth Series and Thirty-first Series and Thirty-second Series and Thirty-third Series and Thirty-fourth Series and Thirty-fifth Series and Thirty-sixth Series and Thirty-seventh Series and Thirty-eighth Series and Thirty-ninth Series and Fortieth Series and Forty-first Series and Forty-second Series and Forty-third Series and Forty-fourth Series and Forty-fifth Series and Forty-sixth Series and Forty- seventh Series and Forty-eighth Series and Forty-ninth Series and Fiftieth Series and Fifty-first Series and Fifty-second Series and Fifty-third Series and Fifty-fourth Series and Fifty-fifth Series and Fifty-sixth Series, and Fifty-seventh Series and Fifty-eighth Series and Fifty-ninth Series and Sixtieth Series and Sixty-first Series” each time such words occur therein.

Clause (e) of subsection (II) of Section 4 of the Mortgage, as heretofore amended, is hereby further amended by the insertion therein after the words “and Sixty-first” the words “and Sixty-second and Sixty-third and Sixty-fourth.”

The last paragraph of Section 12 of the Mortgage, as heretofore amended, the last paragraph of Section 17 of the Mortgage, as heretofore amended, and the last paragraph of Section 110 of the Mortgage, as heretofore amended, are hereby amended by inserting therein the words “or the Sixty-second Series or the Sixty-third Series or the Sixty-fourth Series” after the words “Sixty-first Series” each time such words occur therein.

ARTICLE VI.

Miscellaneous Provisions.

Section 11.                          The terms defined in the Mortgage, as supplemented and amended, shall, for all purposes of this Fifty-eighth Supplemental Indenture, have the meanings specified therein, except that the term “Mortgage” shall mean only the original Mortgage and Deed of Trust, dated as of July 1, 1946; the term “Mortgage, as heretofore supplemented and amended” shall mean the Mortgage, as supplemented and amended by the First through Fifty-seventh Supplemental Indentures hereinabove referred to; and the term “Mortgage, as supplemented and amended,” shall mean the Mortgage, as supplemented and amended by the First through Fifty-seventh Supplemental Indentures hereinabove referred to and as supplemented and amended by this Fifty-eighth Supplemental Indenture and any future supplemental indentures.

Section 12.                          The Trustee hereby accepts the trusts herein declared, provided, created, supplemented or amended and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented and amended, set forth and upon the following terms and conditions:

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifty-eighth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.  In general, each and every term and condition contained in Article XVII of the Mortgage shall apply to and form part of this Fifty-eighth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Fifty-eighth Supplemental Indenture.

Section 13.                          Whenever in this Fifty-eighth Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XVI and XVII of the Mortgage, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Fifty-eighth Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

Section 14.                          Nothing in this Fifty-eighth Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds Outstanding under the Mortgage, any right, remedy or claim under or by reason of this Fifty-eighth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Fifty-eighth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto and of the holders of the bonds Outstanding under the Mortgage.

Section 15.                          This Fifty-eighth Supplemental Indenture may be executed simultaneously in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

ARTICLE VII.

Specific Description of Property.

Section 16.                          Certain Real Property Located In:

NAVAJO COUNTY

Cholla Generating Station

Well Field

The following descriptions of Parcel 3 and Parcel 10 replace the descriptions of those parcels described in the Fifty-Sixth Supplemental Indenture dated as of November 1, 2002:

PARCEL 3:

The Southeast quarter of Section 2, Township 17 North, range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT all minerals as reserved in Patent from the United States of America.

EXCEPT all oil, gas and other hydrocarbon substances, Helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description, together with all uranium, thorium, or any other material which is or may be determined by the laws of the United States, or of this state or decisions of court to be peculiarly essential to the production of fissionable materials as reserved in Patent recorded in Fee NO. 2003-3409, records of Navajo County, Arizona.

PARCEL 10:

Section 10, Township 17 North, Range 19 East of the Gila and Salt River Meridian, Navajo County, Arizona;

EXCEPT all minerals as reserved in Patent from United States of America.

EXCEPT all oil, gas and other hydrocarbon substances, Helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description, together with all uranium, thorium, or any other material which is or may be determined by the laws of the United States, or of this state or decisions of court to be peculiarly essential to the production of fissionable materials as reserved in Patent recorded in Fee NO. 2003-3407, records of Navajo County, Arizona.

Section 17.                          The Electric Substations of the Company, including all buildings, structures, towers, poles, all equipment, appliances and devices for transforming, converting and distributing electric energy, and all land owned by the Company upon which the same are situated, and all of the Company’s easements, rights of way, rights, machinery, equipment, appliances, devices, licenses and supplies forming a part of said substations, or any of them, including additions and improvements to any of the foregoing, or used or enjoyed or capable of being use or enjoyed in conjunction with any thereof.

Section 18.                          Additions, extensions and improvements to The Electric Transmission Systems of the Company.

Section 19.                          Additions, extensions and improvements to The Electric Distribution Systems of the Company, including, the construction of additional facilities throughout the Company’s service area, as well as extension of residential and downtown underground distribution facilities, including associated distribution equipment such as voltage regulators, capacitor banks, sectionalizing equipment, transformers, street lighting systems, meters and services, including reconstruction and improvements to provide efficient Company operation.

In Witness Whereof, Arizona Public Service Company, party hereto of the first part, has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President, one of its Vice Presidents, or its Treasurer, and its corporate seal to be attested by its Secretary or one of its Assistant Secretaries or Associate Secretaries for and in its behalf, in the City of Phoenix, Arizona, and The Bank of new york, party hereto of the second part, has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or Assistant Vice Presidents and its corporate seal to be attested by one of its Vice President, Assistant Vice Presidents or Assistant Treasurers for and in its behalf, in the City of West Paterson, New Jersey, all as of the 1st day of April, 2003.

Arizona Public Service Company

Barbara M. Gomez
Treasurer

Attest:

Betsy A. Pregulman
Associate Secretary

Executed, sealed and delivered by
Arizona Public Service Company
in the presence of:

Carolyn Stoick

[seal]

Kris Fenex

The Bank of New York, As Trustee

Thomas Vlahakis
Vice President
Attest:

Thomas J. Provenzano
Thomas J. Provenzano

Executed, sealed and delivered by
The Bank of New York in the
presence of:

Rosemary Melendez

[seal]
Kenneth Ring

State of Arizona	)
) ss.:
County of Maricopa	)

On this 6th day of April, 2003, before me, Debra L. Blondin, the undersigned officer, personally appeared Barbara M. Gomez, who acknowledged herself to be the Treasurer of Arizona Public Service Company, an Arizona corporation, and that she, as such Treasurer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as Treasurer.

In Witness Whereof, I have hereunto set my hand and seal.

Debra L. Blondin
Notary Public

My Commission Expires June 7, 2004
[seal]

State of Arizona	)
) ss.:
County of Maricopa	)

On this 6th day of April, 2003, before me, Debra L. Blondin, the undersigned officer, personally came Barbara M. Gomez, to me known, who being by me duly sworn, did depose and say that she resides in Phoenix, Arizona, that she is the Treasurer of Arizona Public Service Company, the corporation described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she signed her name thereto by like order.

In Witness Whereof, I have hereunto set my hand and seal.

Debra L. Blondin
Notary Public

My Commission Expires June 7, 2004
[seal]

State of Arizona	)
) ss.:
County of Maricopa	)

This instrument was acknowledged before me on April 6, 2003 by Barbara M. Gomez and Betsy A. Pregulman, as Treasurer and Associate Secretary, respectively, of Arizona Public Service Company.

Debra L. Blondin
Notary Public

My Commission Expires June 7, 2004
[seal]

State of New Jersey	)
) ss.:
County of Passaic	)

On this 7th day of April, 2003, before me, Ronald M. Mania, Notary Public in and for the County and State aforesaid, residing therein, duly commissioned and sworn, personally appeared Thomas Vlahakis, known to me to be a Vice President of The Bank of New York, a New York banking corporation, which executed the within instrument, and Thomas J. Provenzano, known to me to be a Vice President of The Bank of New York, who being by me duly sworn, acknowledged before me that the seal affixed to said instrument is the corporate seal of The Bank of New York, that they, being authorized so to do, executed the within instrument on behalf of The Bank of New York by authority of its board of directors, and that said instrument is the free act and deed of The Bank of New York for the purposes therein contained.

In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Ronald M. Mania
Notary Public

My Commission Expires October 4, 2006

[seal]

State of New Jersey	)
) ss.:
County of Passaic	)

This instrument was acknowledged before me on April 7th, 2003 by Thomas Vlahakis and Thomas J. Provenzano, each as a Vice President of The Bank of New York.

Ronald M. Mania
Notary Public

My Commission Expires October 4, 2006

[seal]